Exhibit 10.1

FIFTH AMENDMENT TO AMENDED
AND RESTATED CREDIT AGREEMENT

     THIS FIFTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT (this “Amendment”) is made and entered into effective as of October 31, 2002 (the “Effective Date”) by and among ACE CASH EXPRESS, INC., a Texas corporation (the “Borrower”), the lenders party to the Credit Agreement (as defined below) (collectively, together with all successors and assigns, the “Lenders”), WELLS FARGO BANK TEXAS, NATIONAL ASSOCIATION, a national banking association, as agent for the Lenders (the “Agent”), BANK OF AMERICA, N.A., a national banking association, as syndication agent for the Lenders (the “Syndication Agent”), WACHOVIA BANK, NATIONAL ASSOCIATION, a national banking association, formerly known as FIRST UNION NATIONAL BANK, (“Wachovia”), and JPMORGAN CHASE BANK, a New York state banking corporation, formerly known as THE CHASE MANHATTAN BANK (“Chase”), both as managing agents for the Lenders (Wachovia and Chase, in such capacities, are hereby referred to as the “Managing Agents”) (collectively, the Agent, the Syndication Agent and the Managing Agents are referred to as the “Agents”).

PRELIMINARY STATEMENTS

     A. The Borrower, the Lenders and the Agents have entered into that certain Amended and Restated Credit Agreement, dated as of November 9, 2000, as amended by that certain Amendment to Amended and Restated Credit Agreement, by and among the Borrower, the Lenders and the Agents, dated as of February 21, 2001, as further amended by that certain Second Amendment to Amended and Restated Credit Agreement, by and among the Borrower, the Lenders and the Agents, dated as of November 7, 2001, as further amended by that certain Third Amendment to Amended and Restated Credit Agreement, by and among the Borrower, the Lenders and the Agents, dated as of December 31, 2001, and as further amended by that certain Fourth Amendment to Amended and Restated Credit Agreement, by and among the Borrower, the Lenders and the Agents, dated as of April 30, 2002 (as amended, the “Credit Agreement”).

     B. The Borrower, the Lenders and the Agents desire to amend the Credit Agreement and the other Credit Documents as hereinafter set forth.

     NOW, THEREFORE, in consideration of the premises herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties, intending to be legally bound, agree as follows:

AGREEMENT

ARTICLE I. DEFINITIONS

     SECTION 1.01 Certain Defined Terms. Capitalized terms used in this Amendment are used as defined in the Credit Agreement, as amended hereby, unless otherwise stated.

ARTICLE II. AMENDMENT

     SECTION 2.01 Amendment to Section 1.01; Amendment and Restatement of Certain Defined Terms. Effective as of the Effective Date, the following definitions contained in Section 1.01 of the Credit Agreement are hereby amended and restated in their entirety to read as follows:

“Applicable Margin” shall mean the following percentages per annum applicable to the following Types of Loans, which percentages shall be added to the applicable interest rates for purposes of calculating the interest rates payable to the Lenders, as more fully described by Section 2.05.

TYPE OF LOAN	APPLICABLE MARGIN
Alternate Base Loans	3.50%
Eurodollar Loans	N/A
Reference Rate Loans	4.50%

“Available Commitment Amount” shall mean at any date of determination with respect to the Revolving Credit Commitment, the lesser of (i) the Total Revolving Credit Commitment or (ii) $110,000,000, minus, in either case, the average daily unpaid principal balance of the Revolving Credit Loans since the later to occur of October 31, 2002 and the last date of payment of the Commitment Fee with respect to the Revolving Credit Commitment, as described in Section 2.06(a) hereof.

“Final Maturity Date” shall mean November 13, 2002.

     SECTION 2.02 Amendment to Section 2.01(d). Effective as of the Effective Date, the reference to “$130,000,000” contained in Section 2.01(d)(iii) of the Credit Agreement is hereby deleted and “$110,000,000” is hereby substituted in lieu thereof.

     SECTION 2.03 Amendment to Section 2.09(e). Effective as of the Effective Date, the reference to “$130,000,000” contained in Section 2.09(e)(iii) of the Credit Agreement is hereby deleted and “$110,000,000” is hereby substituted in lieu thereof.

ARTICLE III. CONDITIONS PRECEDENT

     SECTION 3.01 The effectiveness of the amendments in Article II of this Amendment is subject to the satisfaction of the following conditions precedent:

(a) The Lenders shall have received (i) this Amendment, duly executed by the Borrower and the Lenders, (ii) a certificate of the Secretary of the Borrower acknowledging (A) that the Borrower’s Board of Directors has adopted, approved, consented to and ratified resolutions which authorize the execution, delivery and performance by the Borrower of this Amendment, and (B) the names of the officers of the Borrower authorized to sign this Amendment together with specimen signatures of such officers, (iii) a Consent and Ratification of the existing Guaranty Agreements, substantially in the form of Exhibit G to the Credit Agreement, executed by each Guarantor and (iv) such additional documents, instruments and information as the Agents or any Lender may reasonably request;

(b) The representations and warranties contained herein and in the Credit Agreement, as amended hereby, and the other Credit Documents shall be true and correct in all material respects as of the date hereof, as if made on the date hereof;

(c) After giving effect to this Amendment, no Default or Event of Default shall have occurred and be continuing;

(d) All corporate proceedings taken in connection with the transactions contemplated by this Amendment and all documents, instruments and other legal matters incident thereto shall be satisfactory to the Agents and the Required Lenders and their legal counsel;

(e) Borrower shall have paid (i) the commitment fee accrued pursuant to Section 2.06 of the Credit Agreement (prior to giving effect to this Amendment) through the date of this Amendment and (ii) the commitment fee described in Section 4.01 of this Amendment, which is due and payable on the date hereof; and

(f) Borrower shall have paid all reasonable fees and expenses incurred by counsel to Agent and Lenders in connection with the transactions contemplated by this Amendment, including, without limitation, all reasonable fees and expenses incurred in connection with the preparation of this Amendment and any other loan documentation related thereto.

ARTICLE IV. COVENANTS

     SECTION 4.01 In consideration of the extension of the Loans and other credit accommodations provided under the Credit Agreement, Borrower hereby agrees to pay the Lenders, in immediately available funds on the date hereof, a commitment fee equal to the sum of (a) $103,133.34 (which amount shall be allocated to each Lender pro rata based upon their respective Term Loan Commitment amounts as of the date of this Amendment) and (b) $80,000 ($10,000 of which shall be payable to each Lender), which commitment fee shall be deemed fully earned and nonrefundable upon the execution of this Amendment by Borrower.

ARTICLE V. REPRESENTATIONS AND WARRANTIES

     SECTION 5.01 The Borrower hereby represents and warrants to the Agents and the Lenders that (a) the representations and warranties contained in the Credit Agreement, as amended hereby, and in any other Credit Document are true and correct in all material respects on and as of the date hereof as though made on and as of the date hereof (except insofar as such representations and warranties relate expressly to an earlier date); (b) no Default of Event of Default under the

Credit Agreement, as amended hereby, or any other Credit Document has occurred and is continuing; and (c) Borrower is in compliance in all material respects with all covenants and agreements contained in the Credit Agreement, as amended hereby, and in the other Credit Documents.

ARTICLE VI. NO WAIVER

     SECTION 6.01 Nothing contained in this Amendment or any other communication between Agents and/or Lenders and the Borrower shall be a waiver of any past, present or future violation, default or Event of Default of the Borrower under the Credit Agreement or any Credit Document; Agents and Lenders hereby expressly reserve any rights, privileges and remedies under the Credit Agreement and each Credit Document that Agents and Lenders may have with respect to each violation, default or Event of Default, and any failure by Agents and/or Lenders to exercise any right, privilege or remedy as a result of the violations set forth above shall not directly or indirectly in any way whatsoever either (A) impair, prejudice or otherwise adversely affect the rights of Agents and/or Lenders, except as set forth herein, at any time to exercise any right, privilege or remedy in connection with the Credit Agreement or any Credit Documents, (B) amend or alter any provision of the Credit Agreement or any Credit Documents or any other contract or instrument, or (C) constitute any course of dealing or other basis for altering any obligation of the Borrower or any rights, privilege or remedy of Agents and/or Lenders under the Credit Agreement or any Credit Documents or any other contract or instrument; and (iii) nothing in this Amendment shall be construed to be a consent.

ARTICLE VII. MISCELLANEOUS PROVISIONS

     SECTION 7.01 Ratification of Credit Agreement and Other Credit Documents. Except as expressly provided herein, (i) the Credit Agreement and all other Credit Documents shall remain unmodified and in full force and effect as supplemented and amended hereby, and (ii) the Borrower hereby affirms all the provisions of the Credit Agreement, as amended hereby, and the other Credit Documents.

     SECTION 7.02 Confirmation of the Security Documents. The Borrower hereby acknowledges and confirms that the Collateral (as defined in the Security Documents) continues to secure the Liabilities (as defined in the Security Documents), including those arising under the Credit Agreement, as amended hereby.

     SECTION 7.03 Counterparts. This Amendment may be executed in one or more counterparts, each of which when so executed shall be deemed to be an original, but all of which when taken together shall constitute one and the same instrument.

     SECTION 7.04 RELEASE. THE BORROWER HEREBY ACKNOWLEDGES THAT IT HAS NO DEFENSE, COUNTERCLAIM, OFFSET, CROSS-COMPLAINT, CLAIM OR DEMAND OF ANY KIND OR NATURE WHATSOEVER THAT CAN BE ASSERTED TO REDUCE OR ELIMINATE ALL OR ANY PART OF ITS LIABILITY TO REPAY THE “OBLIGATIONS” OR TO SEEK AFFIRMATIVE RELIEF OR DAMAGES OF ANY KIND OR NATURE FROM AGENT OR LENDERS. THE BORROWER HEREBY VOLUNTARILY AND KNOWINGLY RELEASES AND FOREVER DISCHARGES AGENT

AND LENDERS, THEIR PREDECESSORS, OFFICERS, DIRECTORS, EMPLOYEES, AGENTS, SUCCESSORS AND ASSIGNS, FROM ALL POSSIBLE CLAIMS, DEMANDS, ACTIONS, CAUSES OF ACTION, DAMAGES, COSTS, EXPENSES, AND LIABILITIES WHATSOEVER, KNOWN OR UNKNOWN, ANTICIPATED OR UNANTICIPATED, SUSPECTED OR UNSUSPECTED, FIXED, CONTINGENT, OR CONDITIONAL, AT LAW OR IN EQUITY, ORIGINATING IN WHOLE OR IN PART ON OR BEFORE THE DATE THIS AMENDMENT IS EXECUTED, WHICH THE BORROWER MAY NOW OR HEREAFTER HAVE AGAINST AGENT AND/OR LENDERS, THEIR PREDECESSORS, OFFICERS, DIRECTORS, EMPLOYEES, AGENTS, SUCCESSORS AND ASSIGNS, IF ANY, AND IRRESPECTIVE OF WHETHER ANY SUCH CLAIMS ARISE OUT OF CONTRACT, TORT, VIOLATION OF LAW OR REGULATIONS, OR OTHERWISE, AND ARISING FROM ANY “LOANS”, INCLUDING, WITHOUT LIMITATION, ANY CONTRACTING FOR, CHARGING, TAKING, RESERVING, COLLECTING OR RECEIVING INTEREST IN EXCESS OF THE HIGHEST LAWFUL RATE APPLICABLE, THE EXERCISE OF ANY RIGHTS AND REMEDIES UNDER THE CREDIT AGREEMENT OR OTHER CREDIT DOCUMENTS, AND THE NEGOTIATION OF, AND EXECUTION OF, THIS AMENDMENT.

     IN WITNESS WHEREOF, this Amendment has been executed as of the date first above written.

BORROWER:

ACE CASH EXPRESS, INC.

By:	/s/ JOE W. CONNER

Name:	Joe W. Conner
Title:	Senior Vice President & Chief Financial Officer

AGENT:

WELLS FARGO BANK TEXAS, NATIONAL ASSOCIATION

By:	/s/ MICHAEL B. SULLIVAN

Name:	Michael B. Sullivan
Title:	Senior Vice President

SYNDICATION AGENT:

BANK OF AMERICA, N.A.

By:	/s/ PATRICK HONEY

Name:	Patrick Honey
Title:	Vice President

MANAGING AGENTS:

JPMORGAN CHASE BANK
(f/k/a THE CHASE MANHATTAN BANK)

By:	/s/ D. SCOTT HARVEY

Name:	D. Scott Harvey
Title:	Senior Vice President

WACHOVIA BANK, NATIONAL ASSOCIATION
(f/k/a FIRST UNION NATIONAL BANK)

By:	/s/ LAURA B. SMITH

Name:	Laura B. Smith
Title:	Vice President

LENDERS:

WELLS FARGO BANK TEXAS, NATIONAL ASSOCIATION

By:	/s/ MICHAEL B. SULLIVAN

Name:	Michael B. Sullivan
Title:	Senior Vice President

BANK OF AMERICA, N.A.

By:	/s/ PATRICK HONEY

Name:	Patrick Honey
Title:	Vice President

JPMORGAN CHASE BANK
(f/k/a THE CHASE MANHATTAN BANK)

By:	/s/ D. SCOTT HARVEY

Name:	D. Scott Harvey
Title:	Senior Vice President

WACHOVIA BANK, NATIONAL ASSOCIATION
(f/k/a FIRST UNION NATIONAL BANK)

By:	/s/ LAURA B. SMITH

Name:	Laura B. Smith
Title:	Vice President

NATIONAL CITY BANK

By:	/s/ MICHAEL J. DURBIN

Name:	Michael J. Durbin
Title:	Vice President

HIBERNIA NATIONAL BANK

By:	/s/ FRANK J. CRIFASI

Name:	Frank J. Crifasi
Title:	Senior Vice President

TEXAS CAPITAL BANK, NATIONAL ASSOCIATION

By:	/s/ RONALD K. BAKER

Name:	Ronald K. Baker
Title:	Executive Vice President

FIRST AMERICAN BANK, SSB

By:	/s/ PAUL VOORHIES

Name:	Paul Voorhies
Title:	Vice President